UNITED STATES SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Exchange Act Rule 14a-12

American Resources Corporation

(Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1.)	Title of each class of securities to which transaction applies:
	2.)	Aggregate number of securities to which transaction applies:
	3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.)	Proposed maximum aggregate value of transaction:
	5.)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.)	Amount Previously Paid:
	2.)	Form, Schedule or Registration Statement No.:
	3.)	Filing Party:
	4.)	Date Filed

AMERICAN RESOURCES CORPORATION

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 28, 2022 at 10:30 AM Eastern Time

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/AREC/2022

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 20, 2022 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING.

To the Stockholders of American Resources Corporation

The 2022 Annual Meeting of Stockholders of American Resources Corporation will be held virtually on June 28, 2022 at 10:30 AM EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/AREC/2022/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 25, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?”

1. To elect the five nominees named in the Proxy Statement as directors to hold office until the 2023 Annual Meeting of Shareholders. 1a. Mark C Jensen 1b. Thomas M. Sauve 1c. Courtenay O. Taplin 1d. Michael G. Layman 1e. Gerardine G. Botte.

2. To ratify the selection of Borgers CPA PC as our independent registered public accounting firm for the fiscal 2022.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED NOMINEES, AND FOR PROPOSAL 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

By logging on to http://viewproxy.com/AREC/2022/ Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

By e-mail at requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your

11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

VIRTUAL CONTROL NO.

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AMERICAN RESOURCES CORPORATION

12115 Visionary Way, Suite 174

Fishers, IN 46038

The following proxy materials are available for you to review at:

http://viewproxy.com/AREC/2022

•   2021 Annual Report to Stockholders

•   Notice and Proxy Statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on June 27, 2022.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free

or

By logging onto http://viewproxy.com/AREC/2022

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.

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